Exhibit 10.3.6

EXECUTION VERSION

AMENDMENT NO. 5 TO LOAN AND SERVICING AGREEMENT, dated as of January 26, 2021 (this “Amendment”), among GSO Stone Street LLC, a Delaware limited liability company (the “Borrower”), GSO Direct Lending Fund-D LP, as servicer (the “Servicer”) and equityholder (the “Equityholder”), Société Generale, as agent (the “Agent”), each Lender party hereto (each, a “Lender” and collectively, the “Lenders”).

WHEREAS, the Borrower, the Servicer, the Equityholder, Citibank, N.A., as the collateral agent and collateral custodian, Virtus Group, LP, as the collateral administrator, the Lenders and the Agent are party to the Loan and Servicing Agreement, dated as of October 11, 2018 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, the Borrower, the Servicer, the Equityholder, the Agent and the Lenders, have agreed to amend the Loan Agreement in accordance with the terms and conditions set forth herein;

WHEREAS, the Borrower elected to permanently reduce the Facility Amount pursuant to Section 2.5 of the Loan Agreement (i) on November 13, 2020 for $31,281,183.87 and (ii) on January 8, 2021 for $27,000,000 (collectively, the “Reductions”); and

WHEREAS, the Lenders have requested that the Revolving Commitments under the Loan Agreement shall be terminated and all Revolving Loans shall be converted into Term Loans with no further action as of the date hereof (the “Revolving Loan Termination”).

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.

ARTICLE II

Amendments

SECTION 2.1. Amendments to the Loan Agreement. As of the date of this Amendment, the Loan Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Loan Agreement attached as Appendix A hereto.

ARTICLE III

Conditions to Effectiveness

SECTION 3.1. This Amendment shall become effective as of the date first written above upon the execution and delivery of this Amendment by each party hereto.

ARTICLE IV

Consent

SECTION 4.1. (i) The Borrower, the Servicer, the Equityholder, the Agent and the Lenders hereby acknowledge and agree that such Reductions have occurred and the Borrower, the Servicer, the Equityholder, the Agent and the Lenders hereby consent that no Rebalancing shall occur as result of such Reductions and (ii) as of the date of this Amendment, the Borrower, the Agent, the Servicer and the Equityholder each consent to the Revolving Loan Termination.

ARTICLE V

Representations and Warranties

SECTION 5.1. The Borrower hereby represents and warrants to the Agent that, as of the date first written above, (i) no Event of Default or Unmatured Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE VI

Miscellaneous

SECTION 6.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 6.3. Ratification. Except as expressly amended and waived hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Agreement shall form a part of the Loan Agreement for all purposes and is therefore a Transaction Document.

SECTION 6.4. Entire Agreement. The only amendments being made to the Loan Agreement are those that are set forth in this Agreement; no other amendments are being made. This Agreement, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties hereto with respect to the subject matter of this Agreement. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto and the other parties hereto.

SECTION 6.5. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 6.6. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

SECTION 6.7. Electronic Signatures. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

GSO STONE STREET LLC, as Borrower

By: GSO Direct Lending Fund-D LP, its member

By: GSO Direct Lending Fund-D Associates LLC, its general partner

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to Fifth Amendment to Loan and Servicing Agreement]

GSO DIRECT LENDING FUND-D LP, as Servicer and Equityholder

By: GSO Direct Lending Fund-D Associates LLC, its general partner

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to Fifth Amendment to Loan and Servicing Agreement]

SOCIÉTÉ GENERALE, as Agent

By:	/s/ Rich Dawson
Name: Rich Dawson
Title: Authorized Signatory

[Signature Page to Fifth Amendment to Loan and Servicing Agreement]

SOCIÉTÉ GENERALE, as a Lender

By:	/s/ Rich Dawson
Name: Rich Dawson
Title: Authorized Signatory

[Signature Page to Fifth Amendment to Loan and Servicing Agreement]

GREAT AMERICAN LIFE INSURANCE COMPANY, as a Lender

By:	/s/ Mark F. Muething
Name: Mark F. Muething
Title: President

[Signature Page to Fifth Amendment to Loan and Servicing Agreement]

GREAT AMERICAN INSURANCE COMPANY, as a Lender

By:	/s/ Stephen C. Beraha
Name: Stephen C. Beraha
Title: Assistant Vice President

[Signature Page to Fifth Amendment to Loan and Servicing Agreement]

APPENDIX A

EXECUTION VERSION

CONFORMED THROUGH AMENDMENT ~~4~~5

LOAN AND SERVICING AGREEMENT

dated as of October 11, 2018

GSO STONE STREET LLC,

as Borrower

GSO DIRECT LENDING FUND-D LP,

as Servicer and Equityholder

THE LENDERS FROM TIME TO TIME PARTIES HERETO,

SOCIÉTÉ GENERALE,

as Agent

THE OTHER LENDER AGENTS PARTIES HERETO,

VIRTUS GROUP, LP,

as Collateral Administrator

and

- i -

LOAN AND SERVICING AGREEMENT

THIS LOAN AND SERVICING AGREEMENT is made and entered into as of October 11, 2018, among GSO STONE STREET LLC, a Delaware limited liability company (the “Borrower”), GSO DIRECT LENDING FUND-D LP, a Delaware limited partnership, as Servicer (as hereinafter defined) and as Equityholder (as hereinafter defined), each LENDER (as hereinafter defined) FROM TIME TO TIME PARTY HERETO, the LENDER AGENTS for the Lender Groups (as hereinafter defined) from time to time parties hereto (each such party, in such capacity, together with their respective successors and permitted assigns in such capacity, a “Lender Agent “), Virtus Group, LP, as Collateral Administrator (as hereinafter defined), Citibank, N.A., as Collateral Agent and Collateral Custodian (each as hereinafter defined), and SOCIÉTÉ GENERALE, as Agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Agent”).

RECITALS

WHEREAS, the Borrower desires that each Lender extend financing on the terms and conditions set forth herein; and

WHEREAS, each Lender desires to extend financing on the terms and conditions set forth herein.

NOW, THEREFORE, based upon the foregoing Recitals, the premises and the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Defined Terms. As used in this Agreement, the following terms have the following meanings:

“1940 Act” means the Investment Company Act of 1940, as amended.

“Account” means the Unfunded Exposure Account, the Custodial Account, the Principal Collection Account and the Interest Collection Account, together with any sub-accounts deemed appropriate or necessary by the Securities Intermediary, for convenience in administering such accounts.

“Account Collateral” has the meaning set forth in Section 12.1(d).

“Account Control Agreement” means the Securities Account Control Agreement, dated as of the Effective Date, by and between the Borrower, as pledgor, the Collateral Agent on behalf of the Secured Parties, as secured party, and the Collateral Custodian, as Securities Intermediary.

doubt, the Exposure Amount in respect of a Defaulted Collateral Obligation shall be included in the calculation of the Exposure Amount if the Borrower is at such time subject to contractual funding obligations with respect to such Defaulted Loan and such obligation has not ceased to be enforceable under the Bankruptcy Code.

“Extension Request” has the meaning set forth in Section 2.6.

“Facility” means the loan facility to be provided to the Borrower pursuant to, and in accordance with, this Agreement.

“Facility Amount” means $~~250,000,000~~191,718,816.13 (or such greater amount as may be agreed by the Lenders).

“Facility Termination Date” means the earlier of (i) October 11, 2023 or such later date as extended pursuant to Section 2.6 and (ii) the effective date on which the facility hereunder is terminated pursuant to Section 13.2.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with such sections of the Code and any legislation, law, regulation or practice enacted or promulgated pursuant to such intergovernmental agreement.

“Federal Funds Rate” means, for any period, the greater of (a) 0.0% and (b) a fluctuating rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

“Fee Letter” has the meaning set forth in Section 8.4.

“Fees” has the meaning set forth in Section 8.4.

“FILO A Loan” means a FILO Loan that, as of any date of determination, has an Effective LTV of less than or equal to 60% and Total Net Leverage Ratio less than or equal to 5.5x.

“FILO B Loan” means a FILO Loan that is not a FILO A Loan and, as of any date of determination, has an Effective LTV less than or equal to 75% and Total Net Leverage Ratio less than or equal to 6.5x. “FILO C Loan” means any FILO Loan that is not a FILO A Loan or a FILO B Loan and, as of any date of determination, has Total Net Leverage Ratio less than or equal to 7.0x,

ANNEX A

GSO STONE STREET LLC

as Borrower

345 Park Avenue, 31st Floor

New York, NY 10154

Attention: Jana Douglas

Telephone: 212-503-2025

Email: GSOAssetServicing@Blackstone.com

GSO DIRECT LENDING FUND-D LP

as Servicer and Equityholder

345 Park Avenue, 31st Floor

New York, NY 10154

Attention: Shaker Choudhury

Telephone: 212-503-2010

Email: GSOTreasury@Blackstone.com

CITIBANK, N.A.,

as Collateral Agent and Collateral Custodian

For delivering physical securities:

Citibank, N.A.

399 Park Avenue

Level “B” - Securities Vault

New York, NY 10022

Attn: Mr. Keith Whyte (212-559-1207), GSO Stone Street LLC

All physical securities must be sent by trackable courier service (e.g. UPS or Federal Express)

For all other purposes:

388 Greenwich Street

New York, New York 10013

Attn: Citibank Agency & Trust – GSO Stone Street LLC

Email: thomas.varcados@citi.com or call (888) 855-9695 to obtain the account administrator’s email address

VIRTUS GROUP, LP,

as Collateral Administrator

1301 Fannin Street, 17th Floor

Houston, TX 77002

Attention: GSO Stone Street LLC

email: gsostonestreetllc@virtusllc.com

Fax: 888-467-3196

SOCIÉTÉ GENERALE,

as Agent

A- 1

Annex B

Lender	Commitment		Revolving or Term Commitment
Société Generale	$	~~151,500,000~~101,473,941.33	~~Revolving~~Term Commitment
Great American Life Insurance Company	$	~~25,000,000~~75,544,874.80	~~Revolving~~Term Commitment
~~Great American Life Insurance Company~~	~~$~~	~~58,800,000~~	~~Term Commitment~~
Great American Insurance Company	$	~~14,700,000~~14,700,000.00	Term Commitment
Total	$	~~250,000,000~~191,718,816.13

B- 1